UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2009

QCR Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22208	42-1397595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Seventh Street, Suite 204, Moline, Illinois	61265
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (309) 743-7721

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A copy of  the  Shareholder Letter is being filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter to shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc. (Registrant)
May 28, 2009 (Date)	/s/ TODD A. GIPPLE Todd A. Gipple Executive Vice President, Chief Operating Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Shareholders